SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[   ] Preliminary Proxy Statement
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[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

INFORTE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFORTE CORP.
NOTICE OF STOCKHOLDERS ANNUAL MEETING
APRIL 30, 2003

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that Inforte Corp.’s 2003 stockholders annual meeting will be held on April 30, 2003, at 9:30 a.m. central daylight time, via the internet at www.inforte.com, for the following purposes as more fully described in the proxy statement accompanying this notice:

  To elect three class III directors to the board of directors for a term of three years expiring upon the 2006 annual meeting of stockholders or until a successor is elected;

  To elect one class II director to the board of directors for a term of two years expiring upon the 2005 annual meeting of stockholders or until a successor is elected;

  To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2003; and

  To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 5, 2003, are entitled to receive notice of and to vote during the meeting.

All stockholders are cordially invited to attend the annual meeting which will be held on an electronic basis only. However, to assure your representation at the meeting, you are urged to vote as soon as possible. All stockholders may vote by mail, by telephone or over the internet. If telephone or internet voting is available to you, Inforte encourages these faster and less costly methods. Stockholders attending the electronic meeting may vote during the meeting by faxing their completed proxy form to (312) 332-9207 prior to the close of voting.

The list of shareholders of record, entitled to vote at the meeting, will be made available during the meeting via the internet from the main investor relations web page of Inforte Corp.’s website at www.inforte.com/investor.

Sincerely,
Philip S. Bligh
Chairman and Chief Executive Officer

Chicago, Illinois
March 22, 2003

INFORTE CORP.
PROXY STATEMENT FOR 2003 STOCKHOLDERS ANNUAL MEETING
APRIL 30, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Inforte Corp. for use related to its 2003 stockholders annual meeting to be held on April 30, 2003 at 9:30 a.m. central daylight time, or at any adjournments or postponements thereof, for the purpose set forth in this proxy statement and in the accompanying notice of stockholders annual meeting. The meeting will be held completely on an electronic basis. To access the live webcast of the meeting go to www.inforte.com at least 30 minutes prior to the meeting start time to register. Inforte’s telephone number is (312) 540-0900.

These proxy solicitation materials were mailed or delivered electronically on or about March 22, 2003 to all stockholders entitled to vote.

RECORD DATE; OUTSTANDING SHARES

Stockholders of record at the close of business on March 5, 2003 (the “record date”) are entitled to receive notice of and vote during the meeting. On the record date, 10,854,347 shares of Inforte’s common stock, $0.001 par value, were issued and outstanding and held by 3,213 stockholders.

REVOCABILITY OF PROXIES

Stockholders may change their vote by revoking a proxy prior to the close of voting in one of four ways:

  Deliver written notice to Inforte’s corporate secretary that you are revoking your proxy;

  Submit another proxy with a later date;

  Submit another proxy by telephone or internet after you have provided an earlier proxy; or

  Fax your completed proxy to (312) 332-9207 during the meeting.

VOTING AND SOLICITATION

Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. Stockholders will not be allowed to cumulate their votes in the election of directors.

Inforte will bear the cost of soliciting proxies. Inforte may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain Inforte directors, officers and regular employees, without additional compensation, personally, by internet, by telephone or by fax.

QUORUM; ABSENTATIONS; BROKER NON-VOTES

Votes cast by proxy or via fax during the meeting will be tabulated by the inspector of elections with the assistance of Inforte’s transfer agent. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. Since Inforte’s meeting is entirely electronic, the affirmative vote will be determined by a majority of shares represented by proxy.

The inspector will treat shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum but will not treat these as votes in favor of or opposed to the matter submitted to the stockholders for a vote. All proxies will be voted as directed. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the one class II director and three class III directors, for the ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable, on other matters that may properly come before the meeting, as the case may be, with respect to the items not marked.

If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. Inforte believes that the tabulation procedures to be followed by the inspector are consistent with the Delaware statutory requirements concerning voting of shares and determination of a quorum.

SELECTING CANDIDATES TO SERVE ON THE BOARD OF DIRECTORS

The Nominating Committee recommends nominees to serve as directors for the next year. The board of directors is soliciting proxies to elect these individuals. Except for Philip S. Bligh, the candidates currently nominated for the board of directors have been determined to be “independent” under applicable NASDAQ rules defining director independence. To recommend an individual for board membership, please write to the corporate secretary at Inforte’s executive offices. If you intend to nominate a candidate for director at an annual meeting, you must give Inforte written notice. Such notice must be received by the corporate secretary at Inforte’s executive offices no later than 120 days in advance of the first anniversary date of the mailing of Inforte’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. For the 2004 annual meeting, such notice must be received by no later than November 23, 2003.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals which are intended to be presented at Inforte’s 2004 annual meeting must be received by Inforte’s corporate secretary no later than November 23, 2003 in order to be included in the proxy statement and form of proxy for that meeting. Stockholder proposals which are not to be included in Inforte’s proxy statement for the 2004 annual meeting will be considered untimely if not received by November 23, 2003, and the persons named as proxies solicited by Inforte’s board of directors for the 2004 annual meeting may exercise discretionary voting power with respect to any such proposal not submitted by that deadline.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Pursuant to Inforte’s certificate of incorporation and original bylaws, Inforte’s board of directors currently consists of seven persons, divided into three classes serving staggered terms of three years. Currently there are three directors in class I, two directors in class II and two directors in class III. The bylaws were recently amended to expand Inforte’s board of directors to nine members. Four individuals have recently been nominated by the nominating committee to serve as members of the board of directors, Of these candidates two are current class III directors whose initial three-year terms are expiring this year and two will be new directors. Three of these candidates are to serve as class III directors and one candidate as a class II director. These individuals are to be elected at the April 30, 2003 annual meeting. The class I and remaining class II directors will be elected at Inforte’s 2004 and 2005 annual meetings, respectively. The class II director and the class III directors elected at the meeting will hold office until the 2005 annual meeting and the 2006 annual meeting, respectively, or until their successors have been duly elected and qualified.

In the event that any such person becomes unavailable or declines to serve as a director at the time of the meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current board of directors to fill the vacancy. It is not expected that the nominees will be unavailable to serve.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

The following table sets forth information concerning the nominees for election as class II and class III directors at the meeting, including information as to such nominee’s age as of the record date and position with Inforte and business experience.

NAME OF NOMINEE	CLASS	AGE	POSITION
Philip S. Bligh	III	35	Chief Executive Officer & Chairman
Harvey H. Bundy, III(1)(2)(3)	III	58	Director
Philip Kotler	III	71	Director
John Morphy	II	55	Director

(1) Present member of Audit Committee
(2) Present member of Compensation Committee
(3) Present member of Nominating Committee

Philip S. Bligh co-founded Inforte and has served as chairman of the board of directors of Inforte since inception in September 1993. Mr. Bligh also currently serves as chief executive officer. Before founding Inforte, Mr. Bligh served in various technology consulting roles for Accenture from October 1988 to February 1991 and as a project manager for Systems Software Associates, an enterprise software provider, from April 1991 through Inforte’s founding. Mr. Bligh holds a B.S. in chemical engineering from University College London, England.

Harvey H. Bundy, III was elected in November 2002 to serve as a class III director of Inforte to fill the vacancy created by the resignation of Edgar D. Jannotta. Mr. Bundy is a principal at William Blair & Company, LLC. Since 1998 he has been a portfolio manager in that firm’s Investment Management Department, with responsibility for the portfolios of institutional clients focused on small and mid-cap stocks. From 1987 through 1997 he served as the Director of Research for William Blair & Company’s Research Department and as a member of the firm’s Executive Committee. Mr. Bundy joined William Blair & Company in 1968, initially in the Corporate Finance Department. He transferred to research in 1970 and served as a securities analyst between 1970 and 1980. In 1980 Mr. Bundy joined Combined Insurance Company of America (now Aon) as senior vice president for corporate development. In 1982 Mr. Bundy returned to William Blair. Mr. Bundy has served as a director of Safesite Corporation and The Ravenswood Corporation. Mr. Bundy graduated from Yale University in 1966 and the Amos Tuck School of Business Administration at Dartmouth College in 1968.

Philip Kotler has taught at Kellogg Graduate School of Management, Northwestern University, Evanston, Illinois, since 1962, holding various posts in the marketing department, and is currently the S.C. Johnson & Son Distinguished Professor of International Marketing. He has consulted for numerous Fortune 500 companies in the areas of marketing strategy, marketing organization and international marketing. He has been a member of the Board of Governors of the School of the Art Institute of Chicago and a member of the Advisory of Board of the Leader to Leader Institute (formerly the Drucker Foundation). He received his master’s degree at the University of Chicago and his Ph.D. degree at the Massachusetts Institute of Technology, both in economics. He has done post-doctoral work in mathematics at Harvard University and in behavior science at the University of Chicago. Dr. Kotler has published the leading marketing textbook, Marketing Management, along with Kotler on Marketing, Marketing Moves and 25 other books. He has also published over 100 articles in leading journals. He has received 10 honorary degrees from universities in the U.S. and abroad.

John Morphy has more than 20 years of financial leadership experience for various public corporations and has experienced all facets of finance within varied environments, including rapid growth companies, global Fortune 500 industrial companies and major accounting firms. Mr. Morphy has served as the chief financial officer for Paychex since 1995. From 1985 through 1993 he served as the chief financial officer for Gould Pumps, Inc., and as group vice president over industrial products through 1995. From 1976 through 1985 he worked for Computer Consoles, Inc., and served as controller from 1983 through 1985. After graduating from college in 1969, Mr. Morphy joined Arthur Andersen & Company and progressed to the level of manager before leaving in 1976. Mr. Morphy is active as a member of the NASDAQ Issuers and Affairs Committee and the Le Moyne College Board of Regents. He also serves on the board of the Rochester United Way. Mr. Morphy earned his B.S. in Accounting from LeMoyne College, Syracuse, New York, in 1969, and his CPA certificate in 1973.

VOTE REQUIRED

The nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter will be elected as the class II and class III directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

The following tables set forth information concerning the directors whose terms of office continue after the meeting, including information as to each director’s age as of the record date and position with Inforte.

CLASS I DIRECTORS

NAME OF DIRECTOR	AGE	POSITION
Ray C. Kurzweil(1)(2)	54	Director
Nick Padgett	36	Chief Financial Officer & Director
Michael E. Porter	55	Director

(1) Present member of Audit Committee
(2) Present member of Compensation Committee

Ray C. Kurzweil, a director of Inforte since February 2000, is chairman and chief executive officer of Kurzweil Technologies, Inc., a software development firm he founded in 1995. Mr. Kurzweil was the principal developer of many advanced technologies, including the first omni-font optical character recognition, the first print-to-speech reading machine for the blind, the first CCD flat-bed scanner, the first text-to-speech synthesizer, the first music synthesizer that could recreate acoustical instruments, and the first commercially marketed large vocabulary speech recognition software. Mr. Kurzweil successfully founded and developed nine artificial intelligence businesses. Mr. Kurzweil’s numerous awards include the 1999 National Medal of Technology, the nation’s highest honor in technology, received from President Clinton, and the $500,000 MIT-Lemelson Prize for Invention in 2001. His book, The Age of Intelligent Machines, was named Best Computer Science Book of 1990. His recent best-selling book, The Age of Spiritual Machines, When Computers Exceed Human Intelligence achieved #1 status on Amazon in science as well as in artificial intelligence. Mr. Kurzweil holds a B.S. in computer science and literature from the Massachusetts Institute of Technology, and has been awarded nine honorary doctorates. Mr. Kurzweil serves as a director of Medical Learning Co. Inc., Kurzweil Educational Systems Inc. and United Therapeutics.

Nick Padgett has served as Inforte’s chief financial officer since December 1997. Mr. Padgett has been a director of Inforte since its founding in September 1993. Before joining Inforte, Mr. Padgett served as an equity research analyst for William Blair & Company, LLC, from August 1994 to December 1997. Before William Blair, Mr. Padgett served in various technology consulting roles for Accenture from June 1988 to September 1992. Mr. Padgett holds an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College and a B.S. in computer science from Western Illinois University.

Michael E. Porter, a director of Inforte since February 2000, is the Bishop William Lawrence University Professor at Harvard Business School and a leading authority on competitive strategy and international competitiveness. Dr. Porter joined the Harvard Business School faculty in 1973 after receiving a B.S.E. with high honors in aerospace and mechanical engineering from Princeton University in 1969, an M.B.A. with high distinction in 1971 from Harvard Business School and a Ph.D. in business economics from Harvard University in 1973. Dr. Porter teaches competitive strategy and national economic strategy, and advises corporate CEO’s and government leaders throughout the world competitiveness. He serves on the board of directors of Parametric Technology Corporation and Thermo Electron Corporation. Dr. Porter is the author of 16 books and over 100 articles including Competitive Strategy: Competitive Advantage, On Competition, The Competitive Advantage of Nations, and Can Japan Compete?.

CLASS II DIRECTORS

NAME OF DIRECTOR	AGE	POSITION
Stephen Mack	37	Chief Operating Officer, President & Director
Al Ries(1)(2)(3)	76	Director

(1) Present member of Audit Committee
(2) Present member of Compensation Committee
(3) Present member of Nominating Committee

Stephen C.P. Mack joined Inforte in October 1994 and has served as a director since that time. Mr. Mack is currently Inforte’s chief operating officer and president. Before joining Inforte, from February 1988 to October 1994, Mr. Mack worked at Accenture, where he was, most recently, a project manager responsible for the design and implementation of enterprise-wide operational and decision support systems for large, multinational corporations. Mr. Mack holds a Master’s degree in engineering and management from the University of Birmingham, England.

Al Ries, a director of Inforte since February 2000, is chairman of Ries & Ries, an Atlanta based strategic consulting firm which he co-founded in 1994. Prior to 1994, Mr. Ries was a principal in Trout & Ries, a marketing strategy firm. Mr. Ries has extensive experience in marketing, having entered the field in 1950, joining the advertising and sales promotion department of General Electric. Mr. Ries joined the advertising firm of Needham, Louis and Brorby in 1955, followed by Marsteller, Inc. in 1961. Mr. Ries founded the advertising firm of Ries, Cappiello and Colwell in 1963, which changed its name in 1979 to Trout & Ries. Mr. Ries obtained a B.A. in liberal arts from DePauw University, and has authored or co-authored a number of popular books on marketing strategy, including Positioning: The Battle For Your Mind; Marketing Warfare; Focus: The Future of Your Company Depends On It; The 22 Immutable Laws of Branding; and The 11 Immutable Laws of Internet Branding.

There are no family relationships among any executive officers or directors of Inforte.

SECURITY OWNERSHIP

The following tables set forth the beneficial ownership of Inforte’s common stock as of March 5, 2003 by (i) each of the executive officers named in the table under “Executive Compensation—Summary Compensation Table,” (ii) each director and nominee, (iii) all current directors and executive officers as a group and (iv) all persons known to Inforte, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934 to be the beneficial owners of more than 5% of Inforte’s common stock. Total shares outstanding as of March 5, 2003 were 10,854,347. The column entitled “Options” consists of shares of common stock subject to options exercisable or currently exercisable within 60 days of March 5, 2003, which are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options. Unless indicated otherwise below, each stockholder named in the table has sole voting and investment power of the shares beneficially owned, subject to community property laws.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

	Shares of Common Stock Owned	Options Exercisable Within 60 Days	Total	Percentage of Total Shares Outstanding
Non-employee directors and nominees
Harvey H. Bundy	20,000	—	20,000	*
Philip Kotler	—	—	—
Ray C. Kurzweil	5,000	23,334	28,334	*
John Morphy	—	—	—
Michael E. Porter	22,500	70,834	93,334	*
Al Ries	20,000	23,334	43,334	*

Named Executive Officers
Philip S. Bligh	2,420,000	—	2,420,000	22.3%
Stephen Mack	1,880,000	—	1,880,000	17.3%
Nick Padgett	710,400	—	710,400	6.5%

Directors and Executive Officers As a Group
(7 persons)	5,077,900	117,502	5,195,402	47.4%

* Less than 1% of the outstanding shares of common stock.

CERTAIN STOCKHOLDERS

This table shows all other persons known to be beneficial owners of more than 5% of Inforte’s common stock as of December 31, 2002.

	Shares of Common Stock Owned	Percentage of Total Shares Outstanding
Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024	1,255,000	11.6%

U.S. Bancorp Asset Management 800 Nicollet Mall Minneapolis, MN 55402	861,697	9.6%

CERTAIN TRANSACTIONS

Inforte has entered into indemnification agreements with each of its directors and officers. These indemnification agreements require us to indemnify such individuals to the fullest extent possible under Delaware law. We believe that all transactions between Inforte and its officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of Inforte or member of the board of directors or the Compensation Committee serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of Inforte’s board of directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Inforte’s officers and directors, and persons who own more than 10% of a registered class of Inforte’s equity securities, to file reports of ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and 10% stockholders are also required by SEC rules to furnish Inforte with copies of all Section 16(a) reports they file. To Inforte’s knowledge, based solely on a review of the copies of filings furnished to us and written representations that no other reports were required, Inforte believes that all of its directors, executive officers and 10% stockholders complied during 2002 with the reporting requirements of Section 16(a).

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Inforte board of directors held a total of five meetings during 2002.

The Audit Committee, currently consists of directors Harvey H. Bundy, III, Ray C. Kurzweil and Al Ries. Harvey H. Bundy, III is the chairman of this committee. This composition of the committee was established on November 1, 2002 when Mr. Bundy was appointed to fill the vacancy created by the resignation of Edgar D. Jannotta. The Audit Committee met four times during fiscal year 2002. The Audit Committee meets with Inforte’s independent accountants to review the adequacy of Inforte’s internal control system and financial reporting procedures, reviews the general scope of Inforte’s annual audit and reviews and monitors the services provided by Inforte’s independent accountants. The Audit Committee’s purpose is more fully described in its charter, which the committee has adopted and is included as Exhibit I to this proxy statement.

The Compensation Committee, which currently consists of directors Ray C. Kurzweil, Harvey H. Bundy, III, and Al Ries. Ray C. Kurzweil is the chairman of this committee. The composition of the committee was established on November 1, 2002 when Mr. Bundy was appointed to fill the vacancy created by the resignation of Edgar D. Jannotta. Mr. Ries was also appointed to the committee on this date. The compensation committee met four times during fiscal year 2002. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The compensation committee administers Inforte’s stock option plans and the employee stock purchase plan.

The Nominating Committee, which currently consists of directors Harvey H. Bundy, III and Al Ries met two times during fiscal year 2002. Al Ries is the chairman of this committee. The Nominating Committee’s responsibilities include the selection of potential candidates for director and the recommendation of candidates to the board of directors.

With the exception of Messrs. Jannotta and Kurzweil, all directors attended 75% or more of the total meetings of the board of directors and the meetings held by board committees on which such director served.

DIRECTORS COMPENSATION

Historically, Inforte has not compensated its directors in cash for their service as board members. Beginning with the 2003 annual meeting, directors will receive $5,000 annually for their service as board members, to be paid once per year at the following year’s annual meeting (e.g. April 2004). Additionally, Michael E. Porter has been engaged for consulting services by Inforte during 2003, and will be paid $50,000 over the course of the year. Under Inforte’s stock option plan, directors are eligible to receive stock option grants at the discretion of the board of directors. Inforte reimburses its directors for expenses in connection with attendance at board of director and committee meetings.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid to Inforte’s chief executive officer, and Inforte’s other executive officers as of the end of fiscal year 2002, for services rendered by each person in all capacities to Inforte during the fiscal years 2000, 2001 and 2002. Only three individuals served as Inforte’s named executive officers in 2002. This information includes the dollar value of base salaries and bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for such year. Inforte does not grant stock appreciation rights and has no long-term compensation benefits other than options.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION				LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS	ALL OTHER COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS
Philip S. Bligh Chief Executive Officer & Director	2002 2001 2000	$131,250 131,250 127,333	$195,914 54,073 217,711	— — —	–0– –0– –0–
Stephen C. P. Mack Chief Operating Officer, President & Director	2002 2001 2000	112,500 112,500 148,881	181,104 34,449 153,804	— — —	–0– –0– –0–
Nick Padgett Chief Financial Officer & Director	2002 2001 2000	93,750 125,000 75,133	182,477 38,432 164,002	— — —	–0– –0– –0–

CHANGE OF CONTROL AGREEMENTS

The option agreements for non-employee directors provide for full and immediate vesting of all outstanding options upon a change of control of Inforte.

OPTION GRANTS IN THE LAST FISCAL YEAR

There were no options granted to executive officers during the year.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides named executive officers’ option exercises for the fiscal year ended December 31, 2002. No executive officer held unexercised options at December 31, 2002.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/02		Value of Unexercised In-the-Money Options at 12/31/02
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip S. Bligh	—	$ –0–	—	—	$–0–	$–0–
Stephen C.P. Mack	—	–0–	—	—	–0–	–0–
Nick Padgett	150,000	1,491,750	—	—	–0–	–0–

REPORT OF THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

The Compensation Committee has the exclusive authority to establish the level of salary payable to Inforte’s chief executive officer and certain other executive officers. The committee is also responsible for administration of the incentive compensation plan and the employee stock purchase plan and for approving the individual bonus programs for the chief executive officer and certain other executive officers. Prior to Inforte’s initial public offering on February 17, 2000, Inforte’s board of directors made all decisions concerning officer compensation. The Committee is comprised solely of three non-employee directors, Messrs. Bundy, Kurzweil and Ries.

COMPENSATION PHILOSOPHY

The Committee’s principal objective is to align executive compensation with long-term stockholder value. To achieve that objective, executive compensation has various components. One component is base salary, which is set below the median for similar positions at comparable companies. The second component is cash bonuses, which are linked to performance targets that relate to stockholder value, such as revenue and operating margin.

Stock options further align long-term executive performance and stockholder interests. Stock option grants are recommended by the employee directors to the Committee for approval. The Committee reviews recommended grants on various factors, including the executive’s responsibilities, the executive’s past, present and expected contributions to Inforte and the executive’s current stock and option holdings. Historically, Inforte has placed a greater emphasis on equity ownership over cash compensation for executives.

CEO COMPENSATION

Philip S. Bligh’s base salary and bonus for 2002 was set by Inforte’s board of directors significantly below the median for similar positions at comparable companies. The Committee has set Mr. Bligh’s 2003 base salary again at below market rates. Mr. Bligh’s bonus for 2002 was based on quantitative corporate factors such as quarterly revenue and operating margin.

CEO AND EXECUTIVE OFFICER BONUS

The CEO and executive bonus plan is a quarterly plan based on company goals, such as revenue and operating margin, plus a qualitative assessment of the executive’s performance. The program is designed to award below target or no payment when Inforte does not achieve threshold levels of performance for items such as revenue and operating margin and to pay above target amounts if target performance levels are exceeded.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Inforte has structured its stock incentive plans to qualify income received upon the exercise of stock options granted under those plans as performance-based compensation. The Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of Inforte’s compensation program in a manner designed to permit unlimited deductibility for federal income tax purposes.

Compensation Committee

Harvey H. Bundy, III
Ray C. Kurzweil, Chairman
Al Ries

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is composed of three outside directors who are independent, as defined by NASDAQ National Market listing standards.

Management is responsible for Inforte’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Inforte’s financial statements in accordance with generally accepted auditing standards and issuing a report to Inforte’s stockholders and board of directors on the results of this audit. The committee’s responsibility is to monitor and oversee these processes. The committee’s functions are defined by an audit committee charter adopted by the board of directors.

The Committee has met and held discussions with management and Ernst & Young LLP, Inforte’s independent auditors. These meetings included sessions at which management was not present. The Committee discussed with Ernst & Young the results of its examination of Inforte’s financial statements, its evaluation of Inforte’s internal controls, and its assessment of the overall quality of Inforte’s financial controls. Management represented to the Committee that Inforte’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the financial statements with management and Ernst & Young. The Committee also discussed with Ernst & Young matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed with Ernst & Young that firm’s independence.

Based on the Committee’s discussions with management and Ernst & Young, the Committee’s review of the representations of management, and the report of Ernst & Young to the Committee, the Committee recommended that the board of directors include the audited financial statements in Inforte’s annual report on Form 10-K for the year ended December 31, 2002. The Committee and the Board also have recommended for stockholder approval the retention of Ernst & Young as independent auditors for fiscal year 2003.

Audit Committee

Harvey H. Bundy, III, Chairman
Ray C. Kurzweil
Al Ries

PERFORMANCE GRAPH

The following graph compares Inforte’s stock price performance against the total stock price performance of the NASDAQ National Market and the Russell 2000 Index for the periods indicated. Inforte does not believe that there is a representative published industry or line-of-business index or a representative industry peer group of public companies against which to measure Inforte’s stock price performance. Therefore, under SEC regulations, Inforte has selected the Russell 2000 Index, an index of companies with similar market capitalization to Inforte, to use as a representative peer group. The graph presents the year-end value of a $100 investment on February 17, 2000 in Inforte common stock at the $32.00 initial offering price and in each of the NASDAQ National Market and the Russell 2000 Index and assumes the reinvestment of dividends, if any.

COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN*
AMONG INFORTE CORP, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RUSSELL 2000 INDEX

*	$100 invested on February 17, 2000 in stock or in index—including reinvestment of dividends. Fiscal year ending December 31, 2000, December 31, 2001 and December 31, 2002.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Inforte has selected Ernst & Young LLP as its principal independent accountants to perform the audit of Inforte’s financial statements for the current fiscal year, and the stockholders are being asked to ratify this selection. Representatives of Ernst & Young LLP will not be available during the meeting.

AUDIT FEES. Ernst & Young’s fees for our 2002 audit and review of interim financial statements were $135,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not render any professional services to us in 2002 with respect to financial information systems design and implementation.

ALL OTHER FEES. Ernst and Young’s fees for all other professional services rendered to us during 2002 were $80,378 including audit-related services of $42,370 and non-audit services of $38,008. Audit related services included fees related to Inforte’s employee benefit plan audit and accounting consultations. Non-audit services included fees for tax consultation and tax preparation.

The audit committee reviews and considers all Ernst & Young professional services when assessing auditor independence.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares of Inforte’s common stock present and voting during the meeting is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

OTHER MATTERS

The board of directors does not presently intend to bring any other business before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

By order of the board of directors

Stephen C.P. Mack
Secretary

EXHIBIT I

AUDIT COMMITTEE CHARTER
of
INFORTE CORP.

Adopted January 30, 2003

Organization

There shall be a committee of the Board of Directors (the “Board”) of Inforte Corp., a Delaware corporation (the “Company”), known as the Audit Committee (the “Committee”). This Charter governs the operations of the Committee. The Charter will be reviewed and reassessed by the Committee and will be approved by the Board, at least annually. The Committee shall be appointed by the Board and shall be solely comprised of at least three directors, each of whom shall satisfy the requirements of independence for audit committee members, as set forth in the applicable rules and regulations of the National Association of Securities Dealers, Inc. (“NASDAQ”), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”). All Committee members will be financially literate and at least one member will have accounting or related financial expertise and, if so required by applicable NASDAQ rules and regulations, be an audit committee financial expert, all in compliance with NASDAQ audit committee composition requirements. The members of the Committee shall be elected by the Board at an annual organizational meeting of the Board or serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Statement of Policy

The Committee will provide assistance to the Board in fulfilling its oversight responsibilities to the stockholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain, and to determine funding for, outside counsel and other advisors for this purpose.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

Absent unusual circumstances, the Committee shall meet at least four times annually. Special meetings shall be held as circumstances require as determined by the Chair of the Audit Committee or by any two other members of the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

With respect to Committee meetings, a majority of the Committee members holding office shall constitute a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting . A conference among Committee members by any means of communications through which the members may simultaneously hear each other during the conference shall constitute a committee meeting if the number of members participating in the conference would be sufficient to constitute a quorum at a meeting.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

  The Committee shall have sole authority to, and shall, appoint, determine funding for, oversee, and, when appropriate, replace the Company’s independent auditors.

  The Committee shall meet and discuss with the internal auditors and the independent auditors their overall scope and plans for their audits of the Company, including the adequacy of staffing and compensation.

  The Committee shall meet and discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

  The Committee shall meet with the internal auditors and the independent auditors, with and without management present, to discuss the results of their audit examinations of the Company. The Committee shall review the Company’s interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purpose of this review.

  The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principals, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  The Committee shall publish the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

  The Committee shall approve, in advance, the engagement of the independent auditors for any permissible non-audit services and the fees therefor (taking into consideration whether the provision of such services is compatible with maintaining the independence of the independent auditors).

  The Committee shall obtain from the independent auditors on at least an annual basis a formal written statement delineating all relationships between the independent auditors and the Company. The Committee shall discuss with the independent auditors relationships and services that in the view of the Committee may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors’ assurances of independence, the Committee shall take appropriate action to ensure the independence of the independent auditors.

2

  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or audit matters.

  The Committee shall review and approve all “related party transactions” as that term shall be used in the applicable NASDAQ rules and regulations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles, which are the responsibility of management and the independent auditors.

3

INFORTE CORP.

ANNUAL MEETING OF STOCKHOLDERS - APRIL 30, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder(s) of lnforte Corp., a Delaware corporation, hereby acknowledge(s) receipt of the Proxy Statement dated March 22, 2003, and hereby appoint(s) Stephen C.P. Mack and Nick Padgett and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Inforte Corp., to be held April 30, 2003 at 9:30 a.m. Central Daylight Time, via the Internet at www.inforte.com, for the purposes stated on the reverse side of this card, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote.

     This meeting will be held on an electronic basis only at www.inforte.com. To vote during the meeting fax your proxy to 312-332-9207.

     The list of shareholders of record, entitled to vote at the meeting, will be made available during the meeting via the Internet from the main investor relations web page of Inforte Corp.’s website www.inforte.com. When prompted for user name and password, enter SHAREHOLDER for the user name and 9F16B93043 for the password.

TO VOTE BY MAIL PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

INFORTE CORP.
150 N. MICHIGAN AVENUE
SUITE 3400
CHICAGO, IL 60601

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Inforte Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     X

INFRTI	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INFORTE CORP.

VOTE ON DIRECTORS

1.	To elect three class III directors to the board of directors for a term of three years expiring upon the 2006 annual meeting of stockholders or until a successor is elected.

Nominees are: 01) Philip S. Bligh, 02) Harvey H. Bundy III, 03) Philip Kotler

2.	To elect one class II director to the board of directors for a term of two years expiring upon the 2005 annual meeting of stockholders or until a successor is elected.

Nominee: 04) John Morphy

For	Withhold	For All	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
All	All	Except
[ ]	[ ]	[ ]

VOTE ON PROPOSAL

3.	To ratify the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2003.

For	Against	Abstain
[ ]	[ ]	[ ]

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date